--------------------------------------------------------------------------------
                                HIGH NET WORTH INVESTORS -- CAPITAL APPRECIATION
--------------------------------------------------------------------------------

Alliance Select
Investor Series

-Biotechnology Portfolio

Semi-Annual Report
December 31, 2000

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS

February 23, 2001

Dear Shareholder:

This report contains the performance and market activity for Alliance Select Investor Series Biotechnology Portfolio (the "Portfolio") for the semi-annual reporting period ended December 31, 2000.

Investment Objective and Policies

This open-end fund seeks capital appreciation in a non-diversified portfolio of equity securities of biotechnology companies. In addition, the Portfolio may invest up to 25% of its assets in pharmaceutical companies.

INVESTMENT RESULTS*
Periods Ended December 31, 2000

                                                                   -------------
                                                                   Total Returns
                                                                   -------------
                                                                         Since
                                                                     Inception**
--------------------------------------------------------------------------------
Alliance Select Investor
Series Biotechnology
Portfolio
    Class A                                                               -5.30%
--------------------------------------------------------------------------------
    Class B                                                               -5.60%
--------------------------------------------------------------------------------
    Class C                                                               -5.60%
--------------------------------------------------------------------------------
NASDAQ Biotechnology
Index                                                                     -8.67%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the period shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2000. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The Index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Select Investor Series Biotechnology Portfolio.

**    Inception date for all classes of shares 7/27/00.

      Additional investment results appear on pages 4-5.

While the biotechnology sector and the Portfolio both posted negative returns for the period ended December 31, 2000, the Portfolio outperformed its benchmark. This relative outperformance had two causes. First, we largely avoided investing in small capitalization genome companies that suffered from the end of resale restrictions that occurred six months after their initial public offerings (IPO). Second, about 10% of the Portfolio's assets have been invested in pharmaceutical companies that focus on genomics. The purpose of this asset allocation was to dampen the volatility of the high beta genomic stocks. With the NASDAQ biotechnology benchmark down since the inception of the Portfolio but pharmaceutical companies up, the Portfolio benefited from this exposure to large cap drug stocks.

The Portfolio came under pressure during the fourth quarter but recorded


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                    ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

solid returns in the final weeks of the period. Factors affecting the Portfolio's performance included valuation worries amid a flurry of profit warnings and earnings shortfalls by high-profile technology companies, investor disappointment over the U.S. Federal Reserve's decision to leave interest rates unchanged at its mid-December meeting (the Federal Reserve, however, much to the pleasure of investors, cut rates in early and late January) and strong returns in December from a number of its holdings, including Abgenix, Inc., Applera Corp.-Applied Bio Systems Group, Affymetrix, Inc., Genentech, Inc., Human Genome Sciences, Inc., Millennium Pharmaceuticals, Inc. and Serono, SA.

Market Commentary

During the final quarter of 2000, biotechnology stocks were negatively affected by the dramatic volatility among high growth securities, particularly those with high price-to-earnings ratios compared to the broader market. Biotechnology stocks were, however, beneficiaries of the strong performance recorded by pharmaceutical stocks, one of the better performing groups in 2000. During the fourth quarter, investors gravitated toward pharmaceutical companies and other corporations with defensive revenue due to concerns over how corporate profits might be affected by a potential recession. As the year came to a close, many biotechnology stocks showed strength, giving investors reason to believe the strong run-up in valuations in the biotechnology sector early in 2000 might resume in the new year.

Market Outlook

Our long-term outlook for biotechnology stocks, in general, and genomics stocks in particular, is favorable. With the population aging, we believe health care spending will continue to grow at a faster rate than the overall economy. Genomics, in our opinion, will lead to the discovery of new drugs, resulting in a continuation of the trend of a greater portion of health care dollars being spent on drugs versus other types of medical care. Since current worries over corporate earnings in other industries could lead to near-term volatility, however, security selection will be an important factor in generating good investment results in the months ahead. As always, we will continue to focus on companies with fundamentally sound science, viable business models, and leaders in their respective sectors.


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]   John D. Carifa

[PHOTO OMITTED]   Norman M. Fidel

[PHOTO OMITTED]   Matthew N. Murray

Portfolio Managers, Norman M. Fidel and Matthew N. Murray, have over 37 years of combined investment experience.

Thank you for your interest and investment in Alliance Select Series Biotechnology Portfolio. We look forward to reporting to you again on market activity and the Portfolio's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Norman M. Fidel

Norman M. Fidel
Senior Vice President


/s/ Matthew N. Murray

Matthew N. Murray, PhD
Vice President


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 3

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY

INCEPTION DATES                          PORTFOLIO STATISTICS
Class A Shares                           Net Assets ($mil): $597.8
7/27/00
Class B Shares
7/27/00
Class C Shares
7/27/00

COUNTRY BREAKDOWN

85.1% United States           [PIE CHART OMITTED]
3.1% Japan
3.1% Switzerland
2.2% Netherlands
2.0% United Kingdom
1.0% Canada
3.5% Short-Term

INDUSTRY BREAKDOWN

84.8% Biotechnology           [PIE CHART OMITTED]
11.2% Drugs
0.5% Medical Services
3.5% Short-Term

All data as of December 31, 2000. The Portfolio's country and industry breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE CUMULATIVE TOTAL RETURNS AS OF DECEMBER 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                                       Without Sales Charge   With Sales Charge

                  Since Inception*             -5.30%               -9.29%

Class B Shares
--------------------------------------------------------------------------------
                                       Without Sales Charge   With Sales Charge

                  Since Inception*             -5.60%               -9.38%

Class C Shares
--------------------------------------------------------------------------------
                                       Without Sales Charge   With Sales Charge

                  Since Inception*             -5.60%               -6.54%

The Portfolio's investment results represent average cumulative total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. The Portfolio concentrates its investments in the stocks of biotechnology companies. The stock market performance of biotechnology stocks can be dramatic in both directions. Because biotechnology is a relatively new industry and many biotechnology companies, particularly those involved in genomics, are small, the Portfolio may make significant investment in small- and mid-capitalization companies, which have historically experienced greater market volatility and typically entail greater risk than large-capitalization stocks. Many biotechnology companies, particularly companies involved in genomics, have little or no operating history, unproven products and no established markets for these products. Investments in these companies are subject to greater risks. The Portfolio can invest in securities denominated in currencies other than the U.S. dollar, which may magnify fluctuations due to changes in international exchange rates and the possibility of substantial volatility due to political and economic uncertainties throughout the world.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception dates for all classes of shares is 7/27/00.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 5

--------------------
TEN LARGEST HOLDINGS
--------------------

                        TEN LARGEST HOLDINGS
December 31, 2000 (unaudited)

                                                                      Percent of
Company                                                 U.S. $ Value  Net Assets
--------------------------------------------------------------------------------
Amgen, Inc.                                             $ 54,346,875        9.1%
--------------------------------------------------------------------------------
Applera Corp. - Applied Biosystems Group                  41,387,500        6.9
--------------------------------------------------------------------------------
Genentech, Inc.                                           39,935,000        6.7
--------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.                          34,031,250        5.7
--------------------------------------------------------------------------------
Human Genome Sciences, Inc.                               32,576,875        5.4
--------------------------------------------------------------------------------
Invitrogen Corp.                                          29,956,250        5.0
--------------------------------------------------------------------------------
Affymetrix, Inc.                                          29,775,000        5.0
--------------------------------------------------------------------------------
Waters Corp.                                              29,225,000        4.9
--------------------------------------------------------------------------------
PerkinElmer, Inc.                                         24,150,000        4.0
--------------------------------------------------------------------------------
Abgenix, Inc.                                             20,199,375        3.4
--------------------------------------------------------------------------------
                                                        $335,583,125       56.1%

MAJOR PORTFOLIO CHANGES
July 27, 2000* to December 31, 2000 (unaudited)

                                                     ---------------------------
                                                               Shares+
                                                     ---------------------------
Purchases                                             Bought  Holdings 12/31/00
--------------------------------------------------------------------------------
Amgen, Inc.                                          950,000            850,000
--------------------------------------------------------------------------------
Immunex Corp.                                        832,000            450,000
--------------------------------------------------------------------------------
MedImmune, Inc.                                      495,000            420,000
--------------------------------------------------------------------------------
PE Corp.-PE Biosystems Group                         440,000                 -0-
--------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.                     385,000            550,000
--------------------------------------------------------------------------------
Human Genome Sciences, Inc.                          305,000            470,000
--------------------------------------------------------------------------------
Affymetrix, Inc.                                     283,300            400,000
--------------------------------------------------------------------------------
Waters Corp.                                         269,000            350,000
--------------------------------------------------------------------------------
Genentech, Inc.                                      260,000            490,000
--------------------------------------------------------------------------------
Genzyme Corp. - General Division                     257,000             57,000
--------------------------------------------------------------------------------

Sales                                                   Sold  Holdings 12/31/00
--------------------------------------------------------------------------------
Immunex Corp.                                        382,000            450,000
--------------------------------------------------------------------------------
Schering-Plough Corp.                                361,400            150,000
--------------------------------------------------------------------------------
St. Jude Medical, Inc.                               350,000                 -0-
--------------------------------------------------------------------------------
Genzyme Corp. - General Division                     250,000             57,000
--------------------------------------------------------------------------------
PE Corp.-Celera Genomics                             165,000                 -0-
--------------------------------------------------------------------------------
Invitrogen Corp.                                     160,000            400,000
--------------------------------------------------------------------------------
Eli Lilly & Co.                                      144,300                 -0-
--------------------------------------------------------------------------------
Affymetrix, Inc.                                     116,300            400,000
--------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.                     115,000            550,000
--------------------------------------------------------------------------------
Human Genome Sciences, Inc.                           85,000            470,000
--------------------------------------------------------------------------------

*     Commencement of operations.

+     Adjusted for stock splits.


--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                        ------------------------
                                                        INDUSTRY DIVERSIFICATION
                                                        ------------------------

INDUSTRY DIVERSIFICATION
December 31, 2000 (unaudited)

                                                                     Percent of
                                                      U.S. $ Value   Net Assets
--------------------------------------------------------------------------------
Biotechnology                                        $ 529,029,645        88.5%
--------------------------------------------------------------------------------
Drugs                                                   69,561,685        11.6
--------------------------------------------------------------------------------
Medical Services                                         2,860,000         0.5
--------------------------------------------------------------------------------
Total Investments*                                     601,451,330       100.6
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities                (3,657,955)       (0.6)
--------------------------------------------------------------------------------
Net Assets                                           $ 597,793,375       100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations and securities sold short.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2000 (unaudited)

Company                                                    Shares     U.S. $ Value
----------------------------------------------------------------------------------
Common Stocks-100.6%
Canada-1.1%
QLT PhotoTherapeutics, Inc.(a) ..................         225,000    $   6,300,000
                                                                     -------------

Japan-3.2%
Banyu Pharmaceutical Co., Ltd. ..................         200,000        4,518,441
Takeda Chemical Industries, Ltd. ................         250,000       14,770,145
                                                                     -------------
                                                                        19,288,586
                                                                     -------------

Netherlands-2.3%
Qiagen NV(a) ....................................         390,000       13,491,582
                                                                     -------------

Switzerland-3.2%
Serono SA (ADR)(a) ..............................         800,000       19,150,000
                                                                     -------------

United Kingdom-2.1%
GlaxoSmithKline Plc. (ADR)(a) ...................         227,600       12,745,600
                                                                     -------------

United States-88.7%
Abgenix, Inc.(a) ................................         342,000       20,199,375
Affymetrix, Inc.(a) .............................         400,000       29,775,000
American Home Products Corp. ....................         100,000        6,355,000
Amgen, Inc.(a)(b) ...............................         850,000       54,346,875
Applera Corp. - Applied Biosystems Group(b) .....         440,000       41,387,500
Biogen, Inc.(a) .................................          50,000        3,003,125
Bruker Daltonics, Inc.(a) .......................         280,000        6,597,500
Caliper Technologies Corp.(a) ...................         300,000       14,100,000
Cell Therapeutics, Inc.(a) ......................          80,000        3,605,000
Chiron Corp.(a) .................................          68,000        3,026,000
COR Therapeutics, Inc.(a) .......................         150,000        5,278,125
CuraGen Corp.(a) ................................         350,000        9,559,375
Discovery Partners International(a) .............         150,000        1,818,750
Genentech, Inc.(a) ..............................         490,000       39,935,000
Genomic Solutions, Inc.(a) ......................          60,000          457,500
Genzyme Corp. - General Division(a) .............          57,000        5,126,437
Human Genome Sciences, Inc.(a)(b) ...............         470,000       32,576,875
IDEC Pharmaceuticals Corp.(a) ...................          60,000       11,373,750
Illumina, Inc.(a) ...............................         200,000        3,212,500
Immunex Corp.(a) ................................         450,000       18,281,250
Invitrogen Corp.(a) .............................         150,000       12,956,250
Invitrogen Corp.(a)(c) ..........................         250,000       17,000,000
Medicines Co.(a) ................................         440,000        9,020,000
MedImmune, Inc.(a)(b) ...........................         420,000       20,028,750
Millennium Pharmaceuticals, Inc.(a) .............         550,000       34,031,250
Myriad Genetics, Inc.(a) ........................         200,000       16,550,000
PerkinElmer, Inc. ...............................         230,000       24,150,000
Pfizer, Inc. ....................................         360,000       16,560,000
Pharmacia Corp. .................................         100,000        6,100,000
Protein Design Labs, Inc.(a) ....................         150,000       13,031,250
Ribozyme Pharmaceuticals, Inc.(a) ...............         200,000        2,862,500


--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
Company                                                      (000)    U.S. $ Value
----------------------------------------------------------------------------------
United States-continued
Schering-Plough Corp. ...........................         150,000    $   8,512,500
Techne Corp.(a) .................................         210,000        7,573,125
Vertex Pharmaceuticals, Inc.(a) .................          40,000        2,860,000
Waters Corp.(a) .................................         350,000       29,225,000
                                                                     -------------
                                                                       530,475,562
                                                                     -------------

Total Common Stocks
    (cost $627,038,202) .........................                      601,451,330
                                                                     -------------

Time Deposit-3.7%
Banque Nationale de Paris
    6.38%, 1/02/01
    (cost $22,100,000) ..........................         $22,100       22,100,000
                                                                     -------------

Total Investments-104.3%
    (cost $649,138,202) .........................                      623,551,330
                                                                     -------------

Securities Sold Short-(4.3%)
United States-(4.3%)
Charles River Laboratories International, Inc.(a)          50,000       (1,368,750)
deCode Genetics, Inc.(a) ........................         150,000       (1,575,000)
Deltagen, Inc.(a) ...............................          25,000         (260,937)
Dendreon Corp.(a) ...............................         100,000       (1,500,000)
Gene Logic, Inc.(a) .............................         350,000       (6,431,250)
Genencor International, Inc.(a) .................          25,000         (450,000)
Incyte Genomics, Inc.(a) ........................         175,000       (4,353,125)
Lexicon Genetics, Inc.(a) .......................         300,000       (4,987,500)
Orchid Biosciences, Inc.(a) .....................         150,000       (2,100,000)
Paradigm Genetics, Inc.(a) ......................         155,400       (1,554,000)
Rosetta Inpharmatics, Inc.(a) ...................          28,000         (448,000)
Variagenics, Inc.(a) ............................          25,000         (296,485)
Virologic, Inc.(a) ..............................          70,000         (638,750)
                                                                     -------------
    (proceeds $30,969,379) ......................                      (25,963,797)
                                                                     -------------

Total Investments, Net of Securities
    Sold Short-100.0%
    (cost $618,168,823) .........................                      597,587,533
Other assets less liabilities-0.0% ..............                          205,842
                                                                     -------------

Net Assets-100% .................................                    $ 597,793,375
                                                                     =============

(a)   Non-income producing security.
(b) Securities, or a portion thereof, with an aggregate market value of $80,153,125 have been segregated to collateralize short sales.
(c)   Restricted and illiquid securities, valued at fair value (see Notes A &
      F).

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 9

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost $649,138,202) .....     $ 623,551,330
Receivable for investment securities sold ...................        26,227,509
Receivable for capital stock sold ...........................         3,092,220
Dividends and interest receivable ...........................           136,823
Deferred offering costs .....................................            81,382
                                                                  -------------
Total assets ................................................       653,089,264
                                                                  -------------

Liabilities
Securities sold short, at value (proceeds $30,969,379) ......        25,963,797
Due to custodian ............................................         2,252,086
Payable for investment securities purchased .................        23,138,375
Advisory fee payable ........................................         1,463,940
Payable for capital stock redeemed ..........................         1,596,587
Distribution fee payable ....................................           400,182
Accrued expenses and other liabilities ......................           480,922
                                                                  -------------
Total liabilities ...........................................        55,295,889
                                                                  -------------
Net Assets ..................................................     $ 597,793,375
                                                                  =============

Composition of Net Assets
Capital stock, at par .......................................     $      63,261
Additional paid-in capital ..................................       638,021,151
Accumulated net investment loss .............................        (4,258,237)
Accumulated net realized loss on investments,
    short sales and foreign currency transactions ...........       (15,451,510)

Net unrealized depreciation of investments,
    short sales and foreign currency denominated
    assets and liabilities ..................................       (20,581,290)
                                                                  -------------
                                                                  $ 597,793,375
                                                                  =============

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
    ($193,295,383 / 20,414,886 shares of capital stock
    issued and outstanding) .................................             $9.47
Sales charge--4.25% of public offering price ................              0.42
                                                                          -----
Maximum offering price ......................................             $9.89
                                                                          =====

Class B Shares
Net asset value and offering price per share
    ($291,999,891 / 30,925,211 shares of capital stock
    issued and outstanding) .................................             $9.44
                                                                          =====

Class C Shares
Net asset value and offering price per share
    ($112,498,101 / 11,920,486 shares of capital stock
    issued and outstanding) .................................             $9.44
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
July 27, 2000* to December 31, 2000 (unaudited)

Investment Income
Interest ....................................     $  1,047,337
Dividends (net of foreign taxes
    withheld of $29,123) ....................          461,750     $  1,509,087
                                                  ------------     ------------

Expenses
Advisory fee ................................        2,977,456
Distribution fee - Class A ..................          250,120
Distribution fee - Class B ..................        1,241,599
Distribution fee - Class C ..................          469,311
Transfer agency .............................          415,745
Custodian ...................................          145,315
Registration ................................           72,803
Amortization of offering costs ..............           62,118
Administrative ..............................           57,500
Audit and legal .............................           33,899
Printing ....................................           19,239
Repayment to Adviser (see Note B) ...........           13,500
Directors' fees .............................            4,266
Miscellaneous ...............................            4,453
                                                                   ------------
Total expenses ..............................                         5,767,324
                                                                   ------------
Net investment loss .........................                        (4,258,237)
                                                                   ------------

Realized and Unrealized Gain (Loss)
on Investments, Short Sales and
Foreign Currency Transactions
Net realized loss on investment
    transactions ............................                       (15,286,650)
Net realized loss on foreign currency
    transactions ............................                          (164,860)
Net change in unrealized
    appreciation / depreciation of:
    Investments .............................                       (25,586,872)
    Short sales .............................                         5,005,582
                                                                   ------------
Net loss on investments .....................                       (36,032,800)
                                                                   ------------

Net Decrease in Net Assets
    from Operations .........................                      $(40,291,037)
                                                                   ============

*     Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 11

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                                  July 27, 2000*
                                                                        to
                                                                   December 31,
                                                                       2000
                                                                    (unaudited)
                                                                  =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................................    $  (4,258,237)
Net realized loss on investments and foreign currency
    transactions .............................................      (15,451,510)
Net unrealized appreciation / depreciation of investments,
    short sales and foreign currency denominated assets
    and liabilities ..........................................      (20,581,290)
                                                                  -------------
Net decrease in net assets from operations ...................      (40,291,037)
Capital Stock Transactions
Net increase .................................................      638,084,412
                                                                  -------------
Total increase ...............................................      597,793,375
Net Assets
Beginning of period ..........................................               -0-
                                                                  -------------
End of period ................................................    $ 597,793,375
                                                                  =============

*     Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2000 (unaudited)

NOTE A
Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of three portfolios, the Premier Portfolio, the Technology Portfolio and the Biotechnology Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Biotechnology Portfolio. The Biotechnology Portfolio (the "Fund") commenced operations on July 27, 2000. The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or, if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign debt investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $13,500 were charged to the Fund as incurred prior to commencement of operations. Offering expenses of $143,500 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Biotechnology Index (the "Index"). For the period from August 1, 2000 through July 31, 2001, the Adviser will receive a minimum fee, payable monthly, equal to .75%, annualized, of the average daily net assets of the Fund for each day included in such annual period. The fee paid to the Adviser for this period may be increased to 1.75%, based on the investment performance of the Class A shares of the Fund in relation to the investment record of the Index. The fee will equal 1.25%, annualized, if the performance of Class A shares equals the performance of the Index. The performance period for each such month will be from August 1, 2000 through the current calendar month, until the Advisory Agreement has been in effect for 36 full calendar months, when it will become a rolling 36-month period ending with the current calendar month. For any period prior to August 1, 2000, the Adviser received a fee equal to .75%, annualized, of the average daily net assets of the Fund, without any performance adjustment. During the period ended December 31, 2000, the effective advisory fee was at the annualized rate of 1.17% of the Fund's average daily net assets.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from July 27, 2000 (commencement of operations of the Fund) to July 31, 2001, to the extent necessary to prevent total Fund operating expenses from exceeding the annual rate of 3.25% of average daily net assets for Class A shares and 3.95% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than July 31, 2003, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the year ended December 31, 2000 the Biotechnology Portfolio repaid $13,500 of organization expenses


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

to the Adviser. At December 31, 2000, there were no expenses waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended December 31, 2000, such fees amounted to $57,500.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $187,841 the period ended December 31, 2000.

For the period ended December 31, 2000, the Fund's expenses were reduced by $14,044 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $41,303 from the sales of Class A shares and $861, $315,106 and $45,357 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the period ended December 31, 2000.

Brokerage commissions paid on investment transactions for the period ended December 31, 2000, amounted to $347,766. For the period from July 27, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended on November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to December 31, 2000, no brokerage commission was paid to SCB directly.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $12,497,785 and $981,222 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $844,855,941 and $234,710,389, respectively, for the period ended December 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the period ended December 31, 2000.

At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $37,419,188 and gross unrealized depreciation of investments was $63,006,060 resulting in net unrealized depreciation of $25,586,872 (excluding short sales and foreign currency transactions).

Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of the replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE E
Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                       -----------------      -----------------
                                            Shares                 Amount
                                       -----------------      -----------------
                                       July 27, 2000* to      July 27, 2000* to
                                       December 31, 2000      December 31, 2000
                                             (unaudited)            (unaudited)
                                       ----------------------------------------
Class A
Shares sold                                   22,404,639           $224,893,238
-------------------------------------------------------------------------------
Shares redeemed                               (1,989,753)           (19,875,544)
-------------------------------------------------------------------------------
Net increase                                  20,414,886           $205,017,694
===============================================================================

*     Commencement of operations.


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                       -----------------      -----------------
                                            Shares                 Amount
                                       -----------------      -----------------
                                       July 27, 2000* to      July 27, 2000* to
                                       December 31, 2000      December 31, 2000
                                             (unaudited)            (unaudited)
                                       ----------------------------------------
Class B
Shares sold                                 32,240,221            $ 325,784,806
-------------------------------------------------------------------------------
Shares redeemed                             (1,315,010)             (13,071,850)
-------------------------------------------------------------------------------
Net increase                                30,925,211            $ 312,712,956
===============================================================================

Class C
Shares sold                                 12,712,326            $ 128,253,524
-------------------------------------------------------------------------------
Shares redeemed                               (791,840)              (7,899,762)
-------------------------------------------------------------------------------
Net increase                                11,920,486            $ 120,353,762
===============================================================================

NOTE F
Restricted Security

                                              Date Acquired          U.S. $ Cost
                                              =============          ===========
Invitrogen Corp.                                 11/16/00            17,000,000

The security shown above is restricted as to resale and has been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of this security.

The value of this security at December 31, 2000 was $17,000,000, representing 2.8% of net assets.

NOTE G
Concentration of Risk

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE H
Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended December 31, 2000.

*     Commencement of operations.


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding For The Period

                                                 ------------    ------------    ------------
                                                    Class A         Class B         Class C
                                                 ------------    ------------    ------------
                                                     July 27,        July 27,        July 27,
                                                   2000(a) to      2000(a) to      2000(a) to
                                                 December 31,    December 31,    December 31,
                                                         2000            2000            2000
                                                  (unaudited)     (unaudited)     (unaudited)
                                                 --------------------------------------------
Net asset value, beginning of period ..........      $  10.00        $  10.00        $  10.00
                                                 --------------------------------------------
Income From Investment Operations
Net investment loss(b) ........................          (.05)           (.08)           (.08)
Net realized and unrealized loss on investments
    and foreign currency transactions .........          (.48)           (.48)           (.48)
                                                 --------------------------------------------
Net decrease in net asset value from
    operations ................................          (.53)           (.56)           (.56)
                                                 --------------------------------------------
Net asset value, end of period ................      $   9.47        $   9.44        $   9.44
                                                 ============================================
Total Return
Total investment return based on net asset
    value(c) ..................................         (5.30)%         (5.60)%         (5.60)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .....      $193,295        $292,000        $112,498
Ratios to average net assets of:
    Expenses(d) ...............................          1.79%           2.50%           2.50%
    Net investment loss(d) ....................         (1.19)%         (1.91)%         (1.91)%

Portfolio turnover rate .......................           109%            109%            109%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(d)   Annualized.


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 19

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

Alliance Capital

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 21

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Norman M. Fidel, Senior Vice President
Christopher M. Toub, Senior Vice President
Thomas J. Bardong, Vice President
Matthew Murray, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 23

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio
Small Cap Growth Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

Alliance Select Investor Series --
Biotechnology Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

CODE - TK